SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – May 18, 2004

MELLON FINANCIAL CORPORATION

(Exact name of registrant as specified in charter)

Pennsylvania	1-7410	25-1233834
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Mellon Center 500 Grant Street Pittsburgh, Pennsylvania	15258
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code – (412) 234-5000

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

By press release dated May 18, 2004, Mellon Financial Corporation announced that Paul L. Cejas, a Miami-based business and civic leader, and Edmund F. Kelly, chairman of Boston-based Liberty Mutual Group, have been elected to its board of directors, effective June 1, 2004.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description

99.1	Press Release dated May 18, 2004, announcing the matter referenced in Item 5 above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 19, 2004	MELLON FINANCIAL CORPORATION

	By:	/s/ MICHAEL A. BRYSON
Michael A. Bryson Chief Financial Officer

EXHIBIT INDEX

Number	Description	Method of Filing

99.1	Press Release dated May 18, 2004	Filed herewith

VIA EDGAR

May 20, 2004

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, DC 20549

Attention: Filing Desk

RE:	Mellon Financial Corporation
File No. 1-7410
Current Report on Form 8-K

Gentlemen:

Accompanying this letter for filing by Mellon Financial Corporation (the “Corporation”) pursuant to Rule 101 of Regulation S-T and the Securities Exchange Act of 1934, as amended, is a conformed copy of a Current Report on Form 8-K dated May 18, 2004. A manually signed signature page was executed prior to the time of this electronic filing and will be retained by the Corporation for five years.

Please direct any comments or questions you may have to the undersigned at (412) 234-5222.

Very truly yours,

/s/ CARL KRASIK
Carl Krasik
Associate General Counsel

Enclosure

cc:	(w/enclosure)
William C. Friar, Senior Financial Analyst Securities and Exchange Commission
New York Stock Exchange, Inc.